OPPENHEIMER QUEST GLOBAL VALUE FUND, INC.
                Supplement dated November 10, 1997 to the
                         Prospectus dated March 21, 1997


The supplement dated May 1, 1997 to the Prospectus is replaced by this supplement. The Prospectus is amended as follows:

1. The first footnote under the "Shareholder Transaction Expenses" table on page 3 is replaced with the following:

      (1) If you invest $1 million or more ($500,000 or more for purchases by "Retirement Plans", as defined in "Class A Contingent Deferred Sales Charge" on page 31) in Class A shares, you may have to pay a sales charge of up to 1% if you sell your shares within 12 calendar months (18 months for shares purchased prior to May 1, 1997) from the end of the calendar month during which you purchased those shares. See "How to Buy Shares - Buying Class A Shares", below.

2. Pursuant to shareholder approval received on May 29, 1997, the sections of the Prospectus entitled "Investment Objective and Policies," and "Investment Techniques and Strategies" are revised as follows:

      (1) The Fund's investment objective on page 11 is restated as "The Fund seeks long-term capital appreciation."

      (2) The Fund's investment policies listed under the caption "Investment Policies and Strategies" on page 11 are no longer fundamental policies.

      (3) The Fund's policy on illiquid securities discussed on pages 17 and 18 is changed to increase the amount of the Fund's assets that may be invested in such securities from 15% of its total assets to 15% of its net assets.

3. The section of the Prospectus captioned "The Sub-Adviser" set forth under "How the Fund is Managed" starting on page 19 is hereby revised to read as follows:

      The Manager has retained the Sub-Adviser to provide day-to-day portfolio management of the Fund. Prior to November 22, 1995, the Sub-Adviser was named Quest for Value Advisors and was the investment adviser to the Fund. The Sub-Adviser is a majority owned subsidiary of Oppenheimer Capital, a registered investment advisor, whose employees perform all investment advisory services provided to the Fund by the Sub-Adviser.


                                                                       Continued
                                  -1-

      On November 4, 1997, PIMCO Advisors L.P. ("PIMCO Advisors"), a registered investment adviser with $125 billion in assets under management through various subsidiaries, acquired control of Oppenheimer Capital and the Sub-Adviser. On November 5, 1997, a new sub-advisory agreement between the Sub-Adviser and the Manager, on terms identical to the prior sub-advisory agreement, became effective. The new sub-advisory agreement had been approved by shareholders of the Fund on May 29, 1997. Value Advisors LLC, a limited liability company and a wholly-owned subsidiary of PIMCO
      Advisors, holds a one-third managing general partner interest in Oppenheimer Capital and a 1.0% general partner interest in the Sub-Adviser. Oppenheimer Capital L.P., a Delaware limited partnership whose units are traded on The New York Stock Exchange, owns the remaining two-thirds interest in Oppenheimer Capital. PIMCO Partners G.P., general partner of PIMCO Advisors, holds the sole general partner interest in Oppenheimer Capital, L.P.

4. The second sentence in "Class A Shares" under "Classes of Shares" on page 26 is replaced by the following:

      If you purchase Class A shares as part of an investment of at least $1 million ($500,000 for Retirement Plans) in shares of one or more Oppenheimer funds, you will not pay an initial sales charge, but if you sell any of those shares within 12 months of buying them (18 months if the shares were purchased prior to May 1, 1997), you may pay a contingent deferred sales charge.

5. The following sentence is added to the end of "Which Class of Shares Should You Choose? - How Does It Affect Payments To My Broker?" on page 28:

      The Distributor may pay additional periodic compensation from its own resources to securities dealers or financial institutions based upon the value of shares of the Fund owned by the dealer or financial institution for its own account or for its customers.

6. The first sentence in the second paragraph of "Buying Class A Shares - Class A Contingent Deferred Sales Charge" on page 31 is replaced by the following:

      The Distributor pays dealers of record commission on those purchases in an amount equal to (i) 1.0% for non-Retirement Plan accounts, and (ii) for Retirement Plan accounts, 1.0% of the first $2.5 million, plus 0.50% of the next $2.5 million, plus 0.25% of purchases over $5 million, calculated on a calendar year basis.



                                                                       Continued
                                  -2-

7. In the third paragraph of "Buying Class A Shares - Class A Contingent Deferred Sales Charge" on page 31, the first sentence is replaced by the following:

      If you redeem any of those shares purchased prior to May 1, 1997, within 18 months of the end of the calendar month of their purchase, a contingent deferred sales charge (called the "Class A contingent deferred sales charge") may be deducted from the redemption proceeds. A Class A contingent deferred sales charge may be deducted from the redemption proceeds of any of those shares purchased on or after May 1, 1997 that are redeemed within 12 months of the end of the calendar month of their purchase.

8. The third sentence of the second paragraph of "Reduced Sales Charges for Class A Share Purchases - Right of Accumulation" on page 32 is replaced by the following:

      The Distributor will add the value, at current offering price, of the shares you previously purchased and currently own to the value of current purchases to determine the sales charge rate that applies.

9. The third sub-paragraph in "Waivers of the Class A Contingent Deferred Sales Charge for Certain Redemptions" on page 35 is replaced by the following:

            o if, at the time of purchase of shares (prior to May 1, 1997) the dealer agreed in writing to accept the dealer's portion of the sales commission in installments of 1/18th of the commission per month (and no further commission will be payable if the shares are redeemed within 18 months of purchase);

            o if, at the time of purchase of shares (on or after May 1, 1997) the dealer agrees in writing to accept the dealer's portion of the sales commission in installments of 1/12th of the commission per month (and no further commission will be payable if the shares are redeemed within 12 months of purchase);

10. The following sub-paragraphs are added at the end of "Waivers of the Class A Contingent Deferred Sales Charge for Certain Redemptions" on page 35:

            o for distributions from Retirement Plans having 500 or more eligible participants, except distributions due to termination of all of the Oppenheimer funds as an investment option under the Plan; and

            o for distributions from 401(k) plans sponsored by broker-dealers that have entered into a special agreement with the Distributor allowing this waiver.



                                                                       Continued
                                  -3-

11. The following sentence is added to the end of the fifth paragraph in "Distribution and Service Plans for Class B and Class C Shares" on page 38:

      If a dealer has a special agreement with the Distributor, the Distributor will pay the Class B service fee and the asset-based sales charge to the dealer quarterly in lieu of paying the sales commission and service fee advance at the time of purchase.

12. The following is added as a new penultimate sentence to the sixth paragraph of "Distribution and Service Plans for Class B and Class C shares" on page 38:

      If a dealer has a special agreement with the Distributor, the Distributor shall pay the Class C service fee and asset-based sales charge to the dealer quarterly in lieu of paying the sales commission and service fee advance at the time of purchase.

13. The introductory phrase in the fifth sub-paragraph of "Waivers for Redemptions in Certain Cases" in "Waivers of Class B and Class C Sales Charges" on page 39 is replaced with the following and a new sub-section (6) is added as follows:

            o distributions from OppenheimerFunds prototype 401(k) plans and from certain Massachusetts Mutual Life Insurance Company prototype
      401(k) plans ... or (6) for loans to participants or beneficiaries.

14. The following sub-paragraph is added at the end of "Waivers for Redemptions in Certain Cases" in "Waivers of Class B and Class C Sales Charges" on page 39:

            o Distributions from 401(k) plans sponsored by broker-dealers that have entered into a special agreement with the Distributor allowing this waiver.

15. The section captioned "Special Investor Services" is revised by adding the following after the sub-section captioned "PhoneLink" on page 40:

      Shareholder Transactions by Fax. Requests for certain account transactions may be sent to the Transfer Agent by fax (telecopier). Please call 1-800-525- 7048 for information about which transactions are included. Transaction requests submitted by fax are subject to the same rules and restrictions as written and telephone requests described in this Prospectus.


November 10, 1997                                             PS0254.009

               OPPENHEIMER QUEST GLOBAL VALUE FUND, INC.
                   Supplement dated November 10, 1997 to the Statement of Additional Information dated March 21, 1997

      The  supplement   dated  May  1,  1997  to  the  Statement  of  Additional
Information is replaced by this supplement. The Statement of Additional Information is amended as follows:

1. The section of the Statement of Additional Information entitled "Other Investment Restrictions" starting on page 16 is revised by this supplement to reflect that on May 29, 1997, the shareholders of the Fund approved the following changes:

      (a) The fundamental policy that prohibits the Fund from investing in physical commodities or physical commodity contracts or speculate in financial commodity contracts, but permits the Fund to purchase and sell financial futures contracts and options on such futures contract exclusively for hedging purposes on page 17 is replaced by the following fundamental policy: "The Fund cannot invest in physical commodities or physical commodity contracts; however, the Fund may: (i) buy and sell hedging instruments to the extent specified in its Prospectus from time to time, and (ii) buy and sell options, futures, securities or other instruments backed by, or the investment return from which is linked to changes in the price of, physical commodities."

      (b) The Fund's policy on page 17 that it may not purchase securities on margin (except for such short-term loans as are necessary for the clearance of purchases of portfolio securities) or make short sales of securities is no longer a fundamental policy.

      (c) The Fund's policy on page 17 that prevents it from investing more than 10% of its assets in securities of other investment companies or more than 5% of its assets in the securities of one investment company or more than 3% of the outstanding voting securities of such company except in connection with a merger, consolidation, reorganization or acquisition of assets is eliminated.

      (d) The Fund's policy on page 17 that it may not invest in interests in oil, gas or other mineral exploration or development programs or leases is no longer a fundamental policy.

2. The section of the Statement of Additional Information entitled "The Manager and its Affiliates" starting on page 21 is amended as follows:

      (a) The first sentence of "The Investment Advisory Agreement" on page 21 is replaced with the following: "The Manager acts as investment adviser to the Fund pursuant to the terms of an Investment Advisory Agreement dated May 29, 1997, which replaced the Investment Advisory Agreement dated as of November 22, 1995."

      (b) The last sentence of the last paragraph of "The Investment Advisory Agreement" on page 22 is replaced with the following: "The Manager has retained the Sub-Adviser pursuant to a separate Subadvisory Agreement dated November 5, 1997 with respect to the Fund, which replaced the Subadvisory Agreement dated as of November 22, 1995."

      (c)  The  last  sentence  of  the  first  paragraph  of  "The  Subadvisory
      Agreement" on page 23 is replaced with the following: "The Subadvisory Agreement was approved by the Board of Trustees, including a majority of the Trustees who are not "interested persons" of the Trust (as defined in the Investment Company Act) and who have no direct or indirect financial interest in such agreements, on February 28, 1997 and by the shareholders of the Fund at a meeting held for that purpose on May 29, 1997."

      (d) The following is added after the final paragraph of "The Subadvisory Agreement":

      "The  Sub-Adviser  is a majority  owned  subsidiary of Oppenheimer
      Capital, a registered   investment  advisor,   whose  employees  perform
      all investment advisory services provided to the Fund by the Sub-Adviser. On November 4, 1997, PIMCO Advisors L.P.
      ("PIMCO  Advisors"),  a registered  investment adviser
      with $125 billion in assets under management through various subsidiaries, acquired control of Oppenheimer Capital and the Sub-Adviser. Value Advisors LLC, a limited liability company and a wholly-owned subsidiary of PIMCO Advisors, holds a one-third managing general partner interest in Oppenheimer Capital and a 1.0% general partner interest in the Sub-Adviser. Oppenheimer Capital L.P., a Delaware limited partnership whose units are traded on The New York Stock Exchange, owns the remaining two-thirds interest in Oppenheimer Capital. PIMCO Partners G.P., general partner of PIMCO Advisors, holds the sole general partner interest in Oppenheimer Capital, L.P.

     PIMCO Partners, G.P. ("PIMCO GP") owns approximately 42.83% and 66.37%, respectively, of the total outstanding Class A and Class B units of limited partnership interest ("Units") of PIMCO Advisors' sole general partner. PIMCO GP is a California general partnership with two general partners. The first of these is Pacific Investment Management Company, which is a California corporation and is wholly-owned by Pacific Financial Asset Management Company, a direct subsidiary of Pacific Life Insurance Company ("Pacific Life").

     The managing general partner of PIMCO GP is PIMCO Partners L.L.C. ("PPLLC"), a California limited liability company. PPLLC's members are the Managing Directors (the "PIMCO Managers") of Pacific Investment Management Company, a subsidiary of PIMCO Advisors (the "PIMCO Subpartnership"). The PIMCO Managers are: William H. Gross, Dean S. Meiling, James F. Muzzy, William F. Podlich, III, Frank B. Rabinovitch, Brent R. Harris, John L. Hague, William S. Thompson Jr., William C. Powers, David H. Edington, Benjamin Trosky, William R. Benz, II and Lee R. Thomas, III.

      PIMCO Advisors is governed by an Operating Board and an Equity Board. Because of its power to appoint (directly or indirectly ) seven of the twelve members of the Operating Board, the PIMCO Subpartnership may be deemed to control PIMCO Advisors. Because of direct or indirect power to appoint 25% of the members of the Equity Board, (i) Pacific Life and (ii) the PIMCO Managers and/or the PIMCO Subpartnership may each be deemed, under applicable provisions of the investment Company Act, to control PIMCO Advisors. Pacific Life, the PIMCO Subpartnership and the PIMCO Managers disclaim such control."







November 10, 1997                                             PX0254.005